Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure
NOTE 13: COMMITMENTS AND CONTINGENCIES
Broadcast Rights—The Company has entered into certain contractual commitments for broadcast rights that are not currently available for broadcast, including programs not yet produced. In accordance with ASC Topic 920, such commitments are not included in the Company’s consolidated financial statements until the cost of each program is reasonably determinable and the program is available for its first showing or telecast. If programs are not produced, the Company’s commitments would expire without obligation. Payments for broadcast rights generally commence when the programs become available for broadcast. At December 31, 2015 and December 28, 2014, these contractual commitments totaled $999 million and $960 million, respectively.
Operating Leases—The Company leases certain equipment and office and production space under various operating leases. Net lease expense from continuing operations was $30 million in 2015, $27 million in 2014 and $20 million in 2013. The Company’s future minimum lease payments under non-cancelable operating leases at December 31, 2015 were as follows (in thousands):

2016	$29,302
2017	25,836
2018	20,615
2019	17,967
2020	17,227
Thereafter	68,972
Total	$179,919
Other Commitments—At December 31, 2015, the Company had commitments related to the purchase of technology services, news and market data services, and talent contracts totaling $347 million.
FCC Regulation—Various aspects of the Company’s operations are subject to regulation by governmental authorities in the United States. The Company’s television and radio broadcasting operations are subject to FCC jurisdiction under the Communications Act of 1934, as amended. FCC rules, among other things, govern the term, renewal and transfer of radio and television broadcasting licenses, and limit the number of media interests in a local market that a single entity can own. Federal law also regulates the rates charged for political advertising and the quantity of advertising within children’s programs.
Television and radio broadcast station licenses are granted for terms of up to eight years and are subject to renewal by the FCC in the ordinary course, at which time they may be subject to petitions to deny the license renewal applications. As of February 29, 2016, the Company had FCC authorization to operate 39 television stations and one AM radio station.
Under the FCC’s “Local Television Multiple Ownership Rule” (the “Duopoly Rule”), the Company may own up to two television stations within the same Nielsen Designated Market Area (“DMA”) (i) provided certain specified signal contours of the stations do not overlap, (ii) where certain specified signal contours of the stations overlap but, at the time the station was created, no more than one of the stations was a top 4-rated station and the market would continue to have at least eight independently-owned full power stations after the station combination is created or (iii) where certain waiver criteria are met. The Company owns duopolies permitted under the “top-4/8 voices” test in the Seattle, Denver, St. Louis, Indianapolis, Oklahoma City and New Orleans DMAs. The Indianapolis duopoly is permitted under the Duopoly Rule because it met the top-4/8 voices test at the time we acquired WTTV(TV)/WTTK(TV) in July 2002. Duopoly Rule waivers granted in connection with the FCC’s approval of the Company’s plan of reorganization (the “Exit Order”) or the Local TV Acquisition (the “Local TV Transfer Order”) authorize the Company’s ownership of duopolies in the New Haven-Hartford and Fort Smith-Fayetteville DMAs, and full power “satellite” stations in the Denver and Indianapolis DMAs.
Under the FCC’s “Newspaper Broadcast Cross Ownership Rule” (the “NBCO Rule”), the Company and holders of “attributable interests” in the Company generally are prohibited from owning or holding attributable interests in both daily newspapers and broadcast stations in the same market. On August 4, 2014, the Company completed the Publishing Spin-off and retained 381,354 shares of Tribune Publishing common stock, representing 1.5% of the outstanding common stock of Tribune Publishing (see Note 2). The Company determined that it does not have an attributable interest in the daily newspaper business or operations of Tribune Publishing. As a result of the pro rata distribution of Tribune Publishing stock to shareholders of the Company, the three attributable shareholders of the Company (collectively, the “Attributable Shareholders”) became attributable shareholders of Tribune Publishing. The residual common attributable interests of the Attributable Shareholders in the Company and Tribune Publishing maintain the status quo with respect to these shareholders’ interests in the companies.
The Company’s television/newspaper interests are subject to a temporary waiver of the NBCO Rule which was granted by the FCC in conjunction with its approval of the Exit Order. On November 12, 2013, the Company filed with the FCC a request for extension of the temporary NBCO Rule waivers granted in the Exit Order. That request is pending. Meanwhile, in its pending 2014 Quadrennial Review of the ownership rules, the FCC is considering a proposal that would modify the NBCO Rule by establishing a favorable presumption with respect to certain daily newspaper/broadcast combinations in the 20 largest markets and a rebuttable negative presumption with respect to such combinations in all other markets. The proceeding is pending. The Company cannot predict the outcome of this proceeding or whether the FCC will allow the Company’s existing temporary waiver to remain in effect pending the conclusion of the proceeding.
The FCC’s “National Television Multiple Ownership Rule” prohibits the Company from owning television stations that, in the aggregate, reach more than 39% of total U.S. television households, subject to a 50% discount of the number of television households attributable to UHF stations (the “UHF Discount”). The Company’s current national reach would exceed the 39% cap on an undiscounted basis. In a pending rulemaking proceeding the FCC has proposed to repeal the UHF Discount but to grandfather existing combinations that exceed the 39% cap. Under the FCC’s proposal, absent a waiver, a grandfathered station group would have to come into compliance with the modified cap upon a sale or transfer of control. If adopted as proposed, the elimination of the UHF Discount would affect the Company’s ability to acquire additional television stations (including the Dreamcatcher stations that are the subject of certain option rights held by the Company, see Note 5 for further information).
The Company provides certain operational support and other services to the Dreamcatcher stations pursuant to shared services agreements (“SSA”).  In its pending 2014 Quadrennial Review proceeding, the FCC is seeking comment on proposals to adopt reporting requirements for SSAs. The Company cannot predict the outcome of that proceeding or its effect on the Company’s business or operations. Meanwhile, in a public notice released on March 12, 2014, the FCC announced that pending and future transactions involving SSAs will be subject to a higher level of scrutiny if they include a combination of certain operational and economic features. Although the Company currently has no transactions pending before the FCC that would be subject to such higher scrutiny, this policy could limit the Company’s future ability to enter into SSAs or similar arrangements.
In a Report and Order and Further Notice of Proposed Rulemaking issued on March 31, 2014, the FCC is seeking comment on whether to eliminate or modify its “network non-duplication” and “syndicated exclusivity” rules, pursuant to which local television stations may enforce their contractual exclusivity rights with respect to network and syndicated programming. Pursuit to the Satellite Television Extension and Localism Act of 2010 (“STELA”) Reauthorization Act, enacted in December 2014 (“STELAR”), the FCC has adopted regulation prohibiting a television station from coordinating retransmission consent negotiations or negotiating retransmission consent on a joint basis with a separately owned television station in the same market. The Company does not currently engage in retransmission consent negotiations jointly with any other stations in its markets. In response to Congress’s directive in STELAR, on September 2, 2015, the FCC issued a Notice of Proposed Rulemaking (“NPRM”) seeking comment on whether the FCC should make changes to its rules requiring that commercial broadcast television stations and multichannel video programming distributors (“MVPDs”) negotiate in “good faith” for the retransmission by MVPDs of local television signals. Under the Communications Act, MVPDs may not retransmit a commercial broadcast television station’s signal without the station’s consent (unless the station has elected “must-carry” status). Stations and MVPDs are required to negotiate for retransmission consent in “good faith.” The FCC’s rules implementing the good faith requirement identify certain practices that presumptively violate the obligation to negotiate in good faith. The FCC also may consider whether other practices violate the good faith requirement under the “totality of the circumstances.” The NPRM seeks comment generally on the state of the retransmission consent market and the effectiveness of the FCC’s existing rules. Although the NPRM does not propose any changes to the existing rules, it asks whether several practices should be considered consistent with, or a violation of, the good faith requirement. The Company cannot predict the impact of the FCC’s proposals on the Company’s business.
Federal legislation enacted in February 2012 authorizes the FCC to conduct voluntary “incentive auctions” in order to reallocate certain spectrum currently occupied by television broadcast stations to mobile wireless broadband services, to “repack” television stations into a smaller portion of the existing television spectrum band and to require television stations that do not participate in the auction to modify their transmission facilities, subject to reimbursement for reasonable relocation costs up to an industry-wide total of $1.75 billion. If any of the Company’s television stations are required to change frequencies or otherwise modify their operations, the stations could incur substantial conversion costs, reduction or loss of over-the-air signal coverage or an inability to provide high definition programming and additional program streams. The FCC has adopted rules to implement the incentive auction and repacking through a number of orders and public notices. Applications to participate in the auction were due on January 12, 2016 and the auction is scheduled to begin on March 29, 2016, but may be cancelled, delayed or materially altered. The Company has filed applications to participate in the auction. The Company cannot predict the likelihood, timing or outcome of the incentive auction, or any related FCC regulatory action. The FCC has adopted strict communications prohibitions with respect to the auction which went into effect on January 12, 2016, and will remain in effect until the FCC publicly announces that the auction has ended (which could be as late as fourth quarter 2016 or later). During such time, the Company and its agents, employees, officers and directors are prohibited from directly or indirectly communicating-both internally and externally-certain information regarding the Company’s auction participation.
As described in Note 5, the Company completed the Local TV Acquisition on December 27, 2013 pursuant to FCC staff approval granted on December 20, 2013 in the Local TV Transfer Order. On January 22, 2014, Free Press filed an Application for Review seeking review by the full Commission of the Local TV Transfer Order. The Company filed an Opposition to the Application for Review on February 21, 2014. Free Press filed a reply on March 6, 2014. The matter is pending.
On January 27, 2016, the FCC announced the initiation of a proceeding entitled “Proposal to Unlock the Set-Top Box: Creating Choice & Innovation.” On February 18, 2016, the FCC released a Notice of Proposed Rule Making. While the period to comment on this NPRM is still on-going, one proposed requirement in the NPRM is that program providers pass through information about what programming is available, such as channel and program information and “entertainment identifier register IDs.” Adoption of this requirement without, among other things, adequately protecting proprietary and intellectual property rights in program guide content of which we are a major producer and distributor, and respecting contracts between entertainment data providers and their customers could negatively affect our entertainment data licensing business.
From time to time, the FCC revises existing regulations and policies in ways that could affect the Company’s broadcasting operations. In addition, Congress from time to time considers and adopts substantive amendments to the governing communications legislation. The Company cannot predict such actions or their resulting effect upon the Company’s business and financial position.
Other Contingencies—The Company and its subsidiaries are defendants from time to time in actions for matters arising out of their business operations. In addition, the Company and its subsidiaries are involved from time to time as parties in various regulatory, environmental and other proceedings with governmental authorities and administrative agencies. See Note 14 for a discussion of potential income tax liabilities.
The Company does not believe that any other matters or proceedings presently pending will have a material adverse effect, individually or in the aggregate, on its consolidated financial position, results of operations or liquidity.